Exhibit 99.1

Investor Presentation | Q3 2019 atlanticcapitalbank.com NASDAQ TICKER: ACBI

2 This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “target,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable of a future or forward-looking nature. These forward- looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the cost savings from our exit of the Tennessee and northwest Georgia markets may not be fully realized or may take longer to realize than expected; the funding impact from the loss of deposits following the sale of our Tennessee and northwest Georgia branches; our strategic decision to focus on the greater Atlanta market may not positively impact our financial condition in the expected timeframe, or at all; costs associated with our growth and hiring initiatives in the Atlanta market area; risks associated with increased geographic concentration, borrower concentration and concentration in commercial real estate and commercial and industrial loans resulting from our exit of the Tennessee and northwest Georgia markets and our strategic realignment; changes in asset quality and credit risk; the cost and availability of capital; customer acceptance of our products and services; customer borrowing, repayment, investment and deposit practices; the introduction, withdrawal, success and timing of business initiatives; the impact, extent, and timing of technological changes; severe catastrophic events in our geographic area; a weakening of the economies in which we conduct operations may adversely affect our operating results; the U.S. legal and regulatory framework could adversely affect the operating results of the company; the interest rate environment may compress margins and adversely affect net interest income; our ability to anticipate or respond to interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; our ability to determine accurate values of certain assets and liabilities; adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; the impact of the transition from LIBOR and our ability to adequately manage such transition; adequacy of our risk management program; increased competitive pressure due to consolidation in the financial services industry; risks related to security breaches, cybersecurity attacks and other significant disruptions in our information technology systems; the effect of changes in tax law, such as the effect of the Tax Cuts and Jobs Act that was enacted on December 22, 2017; and other risks and factors identified in our Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 14, 2019 in Part I, Item 1A under the heading “Risk Factors” and in Part II, Item 7 under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Forward-Looking Statements Disclaimer

3 Statements included in this annual report include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including:(i) taxable equivalent net interest income, (ii) taxable equivalent net interest margin, and (iii) tangible book value per share. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non- GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. Non-GAAP Financial Information

4 Our Company We are a team of talented, experienced and entrepreneurial bankers focused on serving clients that value high-touch relationships and deep expertise. Commercial & Not-for-Profit Enterprises Commercial Real Estate Developers Private Banking Atlanta’s Hometown Business Bank Payments & Fintech Companies SBA Lending Franchise Finance Specialty Businesses • Atlanta metro • Payments & fintech business • Proven underwriting; superior credit quality • Core deposit strength; treasury management experience • Tennessee and NW Georgia divestiture • Investing in Atlanta and specialty businesses Highlights Fundamentally Sound Focused Strategy Positioned for Growth

We Fuel Prosperity WE ARE A team of talented, experienced and entrepreneurial bankers WE SERVE Clients who value high-touch relationships and deep expertise WE WIN With creativity, expertise, teamwork, humility, and confidence

6 Atlanta’s Hometown Business Bank Of the top 10 largest U.S. metro areas, Atlanta has: • The second highest projected population growth (2020) • Lowest overall business cost index • 13 Fortune 500 headquarters (ranked #3) •#3 market for tech talent labor pool growth •#1 moving destination (for eight consecutive years) • 70% of all US payments are processed through Georgia Atlanta MSA GDP $200 $250 $300 $350 $400 2012 2013 2014 2015 2016 2017 Source: Metro Chamber, Fortune and KPMG

7 Q3 2019 Results Continuing Operations Diluted EPS Average non-interest bearing deposits Average deposits Q3 2018 Q3 2019 Change Tangible book value per share(1) $638 million $561 million $76 million $1.95 billion $1.65 billion $297 million $0.33 $0.27 $0.06 $13.91 $11.37 $2.54 Loans held for investment Efficiency Ratio 55.72% 55.09% 0.63% $1.84 billion $1.66 billion $173 million C&I and owner occupied loans $1.05 billion $878 million $173 million (1)Tangible book value per share is a non-GAAP financial measure. Please see “Non-GAAP Reconciliation” on slide 27 for more details. % Change 22% 10% 20% 14% 18% 22%

8 2019 Priorities Manage Capital Expand Atlanta Success Focus on Core Deposits • $71 million shares repurchased of $85 million repurchase program • Evaluate alternatives for excess capital Positioned for improved performance and shareholder value creation • Hire commercial and small business bankers • Open new offices • Take advantage of market disruption • Expand Payments and Fintech client segments • Leverage treasury management platforms in commercial, business banking and not-for-profit banking teams • Aggressively hire bankers in deposit rich verticals in Atlanta and nationally Divest Tennessee/ NW Georgia • Transaction closed in Q2 2019 • Recognize cost savings • Restructure balance sheet

Commercial Lending Focus Loans from Continuing Operations Yield $533 $688 $790 $944 $1,050 $590 $622 $605 $653 $658 $136 $61 $88 $103 $105 $82 $144 $36 $28 $23 $1,341 $1,519 Commercial 57% Residential 3% Mtg Warehouse 1% Construction & Land 8% Commercial Real Estate 28% Consumer & Other 3% Commercial CRE Other Mortgage Warehouse 3.46% 3.79% 4.27% 5.01% 5.47% $1,515 $1,728 Dollars in millions Commercial loans include commercial and industrial and owner occupied CRE loans. CRE loans include non-owner occupied and construction and land. Other loans include residential mortgages, home equity, consumer and other loans. Prior periods have been retrospectively adjusted for the impact of discontinued operations. $1,836 12/31/2015 12/31/2016 12/31/2017 12/31/2018 9/30/2019 Libor 51% Prime 12% Other 2% Fixed 35% 9

Superior Credit Quality Non-performing assets / Assets NCOs / Average Loans ACBI Peers • Historically strong credit quality • Collaborative approach between bankers and credit officers • Credit officers have credit approval authority • Disciplined portfolio management process to identify potential problems early Source: SNL Peers include publicly traded banks headquartered in the Southeast as defined by SNL with assets between $1 billion and $5 billion. 0.43% 0.36% 0.12% 0.40% 0.13% 0.14% 0.20% 0.29% 2012 2013 2014 2015 2016 2017 2018 Q3 2019 (0.32%) 0.02% (0.01%) 0.05% 0.11% 0.23% 0.02% 0.12% 2012 2013 2014 2015 2016 2017 2018 YTD 2019 10

Strong Core Deposit Franchise 11 Average Deposits from Continuing Operations Dollars in millions Deposit figures represent YTD average balances. Prior periods have been retrospectively adjusted for the impact of discontinued operations. 28% 28% 32% 33% 32% 60% 57% 57% 62% 63% 12% 15% 11% 5% 5% 2015 2016 2017 2018 YTD 2019 DDA Interest Bearing Brokered $1,540 $1,633 Deposit cost $1,199 $1,419 $1,852 0.28% 0.38% 0.52% 0.77% 1.12%

$19,394 $21,165 $20,524 $19,977 $20,088 3.48% 3.66% 3.74% 3.61% 3.52% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Net Interest Margin 12 Net interest income NIM by Year* NIM by Quarter* Net interest margin Dollars in thousands Income and margin from continuing operations *Net interest income and net interest margin are taxable equivalent and are non-GAAP financial measures. Net interest income is used in calculating net interest margin. Please see “Non-GAAP Reconciliation” on slide 27 for more details. $39,009 $54,203 $63,738 $76,642 2.76% 2.76% 3.07% 3.50% 2015 2016 2017 2018 Avg Fed Funds 0.26% 0.51% 1.10% 1.91% 2.01% 2.28% 2.50% 2.50% 2.30% • NIM benefited from increases in short-term interest rates during 2016-2018 • Q2 2019 NIM included the impact from the branch sale cash payment of $167 million • Q3 2019 NIM negatively impacted by the 50 bps decrease in fed funds rate

Disciplined Expense Management 13 Efficiency Ratio(1) Noninterest Expense 89.1% 76.3% 70.4% 57.9% 58.1% 2015 2016 2017 2018 YTD 2019 • Focus on expense management has driven lower efficiency ratio for continuing operations • 2019 expenses includes investments in: • Hiring additional bankers in Atlanta and specialty businesses • Opening new offices in Atlanta market (1) Continuing operations YTD 2019 YTD 2018 Salaries and employee benefits 26,037 24,193 1,844 7.6% Occupancy 2,050 2,317 (267) (11.5%) Equipment and software 2,334 2,034 300 14.7% Professional services 2,331 2,564 (233) (9.1%) Communications and data processing 2,133 1,904 229 12.0% Other noninterest expense 4,841 4,771 70 1.5% Noninterest expense - continuing operations 39,726 37,783 1,943 5.1% Change

Atlanta’s Hometown Business Bank 14 • Focusing efforts on core commercial and private banking markets • Atlantic Capital Exchange (“ACE”) platforms provide distinctive treasury services • Two branches and one loan production office in Atlanta • Total of 25 bankers Atlanta Commercial and Private Banking Loans Atlanta Commercial and Private Banking Deposits Atlanta Market Highlights Atlanta Loan and Deposit Composition – 9/30/2019 Loans QTD Average Deposits Commercial & Private Banking 87% Commercial & Private Banking 58% Proven business model focused on commercial clients and individuals that value high touch relationships and expertise Note: Commercial & Private Banking charts exclude real estate banking $408 $466 $506 $585 3.59% 3.72% 4.07% 4.72% 4.89% 2015 2016 2017 2018 9/30/2019 Loans Yield on Loans $470 $554 $654 $751 $831 0.18% 0.19% 0.21% 0.36% 0.66% 2015 2016 2017 2018 9/30/2019 Average Deposits Cost of Deposits $630 Real Estate Banking 42% $1,084MM $965MM Commercial & Private Banking 86% Real Estate Banking 14% Commercial & Private Banking 58% Dollars in millions

Growing Payments / Fintech Business 15 $599 $870 $1,187 $1,463 $1,072 $1,347 2015 2016 2017 2018 YTD 2018 YTD 2019 • Atlanta-based bankers focused on processing business with payments and fintech companies • Recognized as a Top 50 ACH Bank in the US by NACHA, the Electronic Payments Association; originated $56 billion in payments in 2018 • Atlantic Capital Bank is part of Atlanta’s “Payments Alley” $164 $185 $240 $246 $320 0.32% 0.38% 0.46% 0.60% 0.81% 2015 2016 2017 2018 Q3 2019 Deposits Cost of Deposits Average Deposits (in millions) ACH Items Originated (in millions) Highlights Fee Income (in thousands) 14 18 22 28 20 28 2015 2016 2017 2018 YTD 2018 YTD 2019

September 29, 2019 16 Specialty Lending Businesses Franchise Lending • Small business lending focused on multi-unit operators across various industry verticals SBA Lending • Consistently ranked in top 3 for SBA 7(a) originations in Georgia and top 50 SBA lender nationally $49 $64 $74 $111 $141 2015 2016 2017 2018 9/30/2019 $9 $36 $84 $147 $179 2015 2016 2017 2018 9/30/2019 Franchise Loans SBA Loans Highlights SBA Income Commercial & Private Banking 87% CRE 13% Commercial & Private Banking 58% $58 $76 $82 $83 $73 $74 $2.9 $3.6 $4.1 $3.6 $3.2 $3.3 2015 2016 2017 2018 YTD 2018 YTD 2019 Loan Originations Noninterest Income Dollars in millions

September 29, 2019 17 822 957 1,121 1,164 3% 7% 11% 16% 4Q18 1Q19 2Q19 3Q19 # shares purchased (thousands) Cumulative % purchased Strong Capital Position • Focused on capital management and improving both return on equity and earnings per share • Excess capital will be deployed in a very thoughtful and disciplined manner • As of September 30, purchased $71 million of $85 million share repurchase program 14.1% 13.0% 13.2% 15.7% 15.2% 3Q18 4Q18 1Q19 2Q19 3Q19 Well capitalized (10%) 10.4% 10.3% 10.5% 13.4% 12.9% 3Q18 4Q18 1Q19 2Q19 3Q19 Share Repurchases Total Risk Based Capital Ratio (Bank) Highlights Tangible Common Equity Ratio CRE 13%

Achievable Operating Leverage 18 High single digit Loan Growth Mid-to-high 50s Efficiency Ratio Optimizing Financial Performance 2019 Targets Key Components • Invest in Specialty Businesses • Capital Management • Leverage Atlanta Success • Focus on Core Deposits

Appendix

Management Biographies 20 Douglas Williams President and Chief Executive Officer • President and CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and wholesale banking activities; EVP and Co-Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Former chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce and the Georgia Chamber of Commerce, is a Member of the Buckhead Coalition, and former member of YMCA of Metropolitan Atlanta and the High Museum of Art boards • CRO of Atlantic Capital since its inception through 2017 • Former Chief Credit Officer for Wachovia’s Capital Finance business • Former Head of Risk Management for all of Wachovia’s Capital Markets business • Serves on the Board of Trustees at Children’s Literature for Children • CFO of Atlantic Capital since NASDAQ listing in 2015 • Former CFO of Square 1 Financial, Inc. • Former EVP and CFO of Encore Bancshares, Inc. • Former SVP and Treasurer for Sterling Bancshares, Inc. • Chartered Financial Analyst • Senior Risk Management Officer at Atlantic Capital since inception • Former Director in Wachovia’s Risk Management Division supporting Corporate, Investment Banking and Capital Markets groups • Former Client Management and Risk Management Officer in Wachovia’s middle market commercial group in North Carolina Gray Fleming Executive Vice President, Chief Risk Officer • EVP at Atlantic Capital since inception • Former Managing Director and Group Head for Wachovia Securities’ Continental European Group • Member of TWIN (The World Innovation Network – Chicago), Fiserv’s Commercial Payments Advisory Board and an executive in residence at Juniata College in Pennsylvania Kurt Shreiner Executive Vice President, Head of Corporate Financial Services Patrick Oakes, CFA Executive Vice President, Chief Financial Officer Rich Oglesby Executive Vice President, General Banking Division Executive

Financial Highlights

Atlantic Capital

	METRICS	Q3 2019	Q2 2019	Q3 2018	YTD 2019	YTD 2018
Income[1]	Diluted EPS - continuing operations	$ 0.33	$ 0.29	$ 0.27	$ 0.88	$ 0.79
	Diluted EPS	0.36	1.21	0.25	1.78	0.75
	Net income (loss) - continuing operations	7,569	7,009	6,998	21,018	20,567
	Net income (loss)	8,186	29,152	6,513	42,715	19,702
Performance Measures	Return on average assets	1.32 %	4.79 %	0.92 %	2.22 %	0.96 %
	Return on average equity	9.77	34.38	8.07	17.25	8.41
	NIM - continuing operations [2]	3.52	3.61	3.48	3.66	3.46
	Efficiency ratio - continuing operations	55.72	58.06	55.09	58.13	58.07
Balance Sheet[3]	Total loans held for investment (period-end)	$ 1,837	$ 1,790	$ 2,040	$ 1,837	$ 2,040
	Average deposits - continuing operations	1,950	1,902	1,653	1,852	1,584
Capital	Tier 1 capital ratio	12.5 %	13.4 %	11.8 %	12.5 %	11.8 %
	Total risk-based capital ratio	15.5	16.5	14.7	15.5	14.7
	TCE / TA	12.9	13.4	10.4	12.9	10.4
	Tangible book value per share [4]	$ 13.91	$ 13.60	$ 11.37	$ 13.91	$ 11.37
Asset Quality	Net charge offs to average loans [5]	0.11 %	0.14 %	0.00 %	0.12 %	0.02 %
	NPAs to total assets	0.29	0.31	0.13	0.29	0.13
	ALLL to loans held for investment [6]	0.98	1.02	1.00	0.98	1.00

[1] On April 5, 2019, Atlantic Capital completed the sale to FirstBank of its Tennessee and northwest Georgia banking operations, including 14 branches and the mortgage business. The banking business and branches subsequently sold to FirstBank are reported as discontinued operations. Discontinued operations have been reported retrospectively for periods presented prior to December 31, 2018. Income in thousands. [2] Taxable equivalent. Please see "Non-GAAP Reconciliation" on slide 27 for more details. [3] Dollars in millions [4] Excludes effect of acquisition related intangibles. Please see "Non-GAAP Reconciliation" on slide 27 for more details. [5] Annualized [6] The second and third quarter 2019 ratios are calculated on a continuing operations basis. Prior period ratios have not been retrospectively adjusted for the impact of discontinued operations.

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Tennessee/NW Georgia Divestiture • Exited Tennessee and northwest Georgia market and mortgage business • Closed the sale of 14 branches to FirstBank on April 5, 2019 • Total loans(1): $385 million • Total deposits(1): $593 million Transaction Balance Sheet Impact(1) Projected Impact (1) assumes a March 31, 2019 basis • Clarifies strategic focus on Atlantic Capital’s high performing core and emerging commercial businesses in Atlanta and selected specialty businesses • Redirects investment of capital and other resources to these businesses • Results in immediate improvement in Atlantic Capital’s financial performance with minimal impact to net income • Enhances shareholder returns and EPS accretion by enabling significant share repurchase program • Produces immediate tangible book value accretion • Generates significant excess capital Clarifies Strategy Financially Compelling Accretive to Capital Results in a stronger company, with strategic clarity and an opportunity for meaningful value creation 22

Balance Sheet 23 September 30, June 30, December 31, September 30, (in thousands, except share data) 2019 2019 2018 2018 ASSETS Cash and due from banks $ 42,577 $ 24,206 $ 42,895 $ 28,007 Interest-bearing deposits in banks 27,167 52,932 216,040 140,682 Other short-term investments – – 9,457 20,898 Cash and cash equivalents 69,744 77,138 268,392 189,587 Securities available for sale 286,785 348,723 402,486 465,756 Securities held to maturity (fair value $42,740 at September 30, 2019) 42,863 – – – Other investments 31,360 31,912 29,236 33,021 Loans held for sale 916 – 5,889 1,886 Loans held for sale - discontinued operations(1) – – 373,030 375,976 Loans held for investment(1) 1,835,673 1,789,740 1,728,073 1,662,458 Less: allowance for loan losses(2) (18,080) (18,186) (17,851) (20,443) Loans held for investment, net 1,817,593 1,771,554 1,710,222 1,642,015 Premises held for sale - discontinued operations(1) – – 7,722 7,158 Premises and equipment, net(1) 19,688 20,037 9,779 10,213 Bank owned life insurance 66,047 65,874 65,149 64,769 Goodwill - discontinued operations(1) – – 4,555 4,555 Goodwill - continuing operations(1) 19,925 19,925 17,135 17,135 Other intangibles, net 3,112 3,095 4,388 4,867 Other real estate owned 278 971 874 968 Other assets 51,887 50,451 56,583 64,815 Total assets $ 2,410,198 $ 2,389,680 $ 2,955,440 $ 2,882,721 LIABILITIES AND SHAREHOLDERS' EQUITY Deposits: Noninterest-bearing demand(1) $ 599,657 $ 569,693 $ 602,252 $ 518,155 Interest-bearing checking(1) 240,427 309,709 252,490 407,214 Savings(1) 1,081 1,090 725 698 Money market(1) 921,133 802,973 987,183 759,583 Time(1) 30,782 33,902 10,623 10,396 Brokered deposits 61,192 134,164 99,241 79,119 Deposits to be assumed - discontinued operations(1) – – 585,429 604,659 Total deposits 1,854,272 1,851,531 2,537,943 2,379,824 Federal funds purchased 57,000 35,000 – Securities sold under agreements to repurchase - discontinued operations(1) – – 6,220 8,904 Federal Home Loan Bank borrowings 76,000 82,000 – 83,000 Long-term debt 49,831 49,789 49,704 49,662 Other liabilities 44,384 34,645 37,920 41,094 Total liabilities 2,081,487 2,052,965 2,631,787 2,562,484 SHAREHOLDERS' EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of September 30, 2019, June 30, 2019, December 31, 2018, and September 30, 2018 – – – – Common stock, no par value; 100,000,000 shares authorized; 22,193,761, 23,293,465, 25,290,419, and 26,103,666 shares issued and outstanding as of September 30, 2019, June 30, 2019, December 31, 2018, and September 30, 2018, respectively 237,687 256,791 291,771 305,300 Retained earnings 84,529 76,343 42,187 33,357 Accumulated other comprehensive (loss) income 6,495 3,581 (10,305) (18,420) Total shareholders’ equity 328,711 336,715 323,653 320,237 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 2,410,198 $ 2,389,680 $ 2,955,440 $ 2,882,721 (1)Assets and liabilities related to the sale of Tennessee and northwest Georgia banking operations were classified as held for sale as of December 31, 2018, and prior periods have been adjusted retrospectively. (2)The allowance for loan losses has not been adjusted retrospectively for discontinued operations in periods prior to December 31, 2018.

Period End Loans[1]

Atlantic Capital

(dollars in thousands)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	Linked Quarter Change	Year Over Year Change
Loans held for sale							
Loans held for sale	$ 916	$ -	$ 1,530	$ 5,889	$ 1,886	$ 916	$ (970)
Loans held for sale - discontinued operations	-	-	384,779	373,030	375,976	-	(375,976)
Total loans held for sale	$ 916	$ -	$ 386,309	$ 378,919	$ 377,862	$ 916	$ (376,946)
Loans held for investment							
Commercial loans:							
Commercial and industrial	$ 697,412	$ 701,566	$ 679,489	$ 645,374	$ 581,737	$ (4,154)	$ 115,675
Commercial real estate:							
Multifamily	60,398	43,907	43,929	88,826	108,001	16,491	(47,603)
Owner occupied	352,842	313,310	304,945	298,291	295,801	39,532	57,041
Investment	452,285	409,629	394,087	407,711	409,145	42,656	43,140
Construction and land:							-
1-4 family residential construction	5,186	3,696	2,067	1,006	–	1,490	5,186
Other construction, development, and land	139,991	195,260	171,818	155,226	147,114	(55,269)	(7,123)
Mortgage warehouse loans	23,256	10,665	22,267	27,967	27,838	12,591	(4,582)
Total commercial loans	1,731,370	1,678,033	1,618,602	1,624,401	1,569,636	53,337	161,734
Residential:							
Residential mortgages	31,903	31,338	32,915	32,800	24,904	565	6,999
Home equity	25,638	24,303	23,171	22,822	33,410	1,335	(7,772)
Total residential loans	57,541	55,641	56,086	55,622	58,314	1,900	(773)
Consumer	27,168	34,618	35,203	25,851	26,825	(7,450)	343
Other	22,533	24,126	26,663	24,712	10,579	(1,593)	11,954
	1,838,612	1,792,418	1,736,554	1,730,586	1,665,354	46,194	173,258
Less net deferred fees and other unearned income	(2,939)	(2,678)	(1,997)	(2,513)	(2,896)	(261)	(43)
Total loans held for investment	$ 1,835,673	$ 1,789,740	$ 1,734,557	$ 1,728,073	$ 1,662,458	$ 45,933	$ 173,215
Total loans	$ 1,836,589	$ 1,789,740	$ 2,120,866	$ 2,106,992	$ 2,040,320	$ 46,849	$ (203,731)

(1) Loans held for sale-discontinued operations and loans held for investment have been reported retrospectively for all periods prior to December 31, 2018.

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Deposits:
Period End and Average

Atlantic Capital

Period End Deposits (dollars in thousands)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	Linked Quarter Change	Year Over Year Change
DDA	$ 599,657	$ 569,693	$ 561,829	$ 602,252	$ 518,155	$ 29,964	$ 81,502
NOW	240,427	309,709	233,838	252,490	407,214	(69,282)	(166,787)
Savings	1,081	1,090	896	725	698	(9)	383
Money market	921,133	802,973	962,741	987,183	759,583	118,160	161,550
Time	30,782	33,902	22,069	10,623	10,396	(3,120)	20,386
Brokered	61,192	134,164	65,811	99,241	79,119	(72,972)	(17,927)
Total deposits - continuing operations	1,854,272	1,851,531	1,847,184	1,952,514	1,775,165	2,741	79,107
Deposits to be assumed - discontinued operations	–	–	593,264	585,429	604,659	-	(604,659)
Total deposits	$ 1,854,272	$ 1,851,531	$ 2,440,448	$ 2,537,943	$ 2,379,824	$ 2,741	$ (525,552)
Payments clients	$ 286,373	$ 301,413	$ 361,192	$ 397,608	$ 258,320	$ (15,040)	$ 28,053

Average Deposits	2019			2018		Linked	
(dollars in thousands)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Quarter Change	Q3 2019 vs Q3 2018
DDA	$ 637,809	$ 587,957	$ 575,453	$ 597,239	$ 561,355	$ 49,852	$ 76,454
NOW	295,106	314,601	276,212	280,449	314,759	(19,495)	(19,653)
Savings	1,085	956	884	712	616	129	469
Money market	895,102	859,680	847,254	798,017	697,578	35,422	197,524
Time	32,409	32,358	12,847	10,117	10,406	51	22,003
Brokered	88,146	106,524	81,141	93,558	67,937	(18,378)	20,209
Total deposits - continuing operations	1,949,657	1,902,076	1,793,791	1,780,092	1,652,651	47,581	297,006
Deposits to be assumed - discontinued operations	-	45,350	593,313	600,769	601,421	(45,350)	(601,421)
Total deposits	$ 1,949,657	$ 1,947,426	$ 2,387,104	$ 2,380,861	$ 2,254,072	$ 2,231	$ (304,415)
Payments clients	$ 289,526	$ 285,949	$ 295,059	$ 263,800	$ 227,029	$ 3,577	$ 62,497
Noninterest bearing deposits as a percentage of average deposits - continuing operations	32.7%	30.9%	32.1%	33.6%	34.0%		
Cost of deposits - continuing operations	1.06%	1.15%	1.09%	0.93%	0.76%		

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Income Statements[1]

Atlantic Capital

(in thousands except share and per share data)	Three months ended					Nine months ended	
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Total interest income	$ 26,520	$ 26,598	$ 26,197	$ 26,628	$ 24,017	$ 79,315	$ 68,132
Total interest expense	6,536	6,709	5,773	5,560	4,720	19,018	12,953
NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	19,984	19,889	20,424	21,068	19,297	60,297	55,179
Provision for loan losses	413	698	814	502	845	1,925	1,444
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	19,571	19,191	19,610	20,566	18,452	58,372	53,735
NONINTEREST INCOME							
Service charges	925	870	794	876	804	2,589	2,339
Gains (losses) on sale of securities	253	654	–	(1,853)	–	907	(2)
Gains (losses) on sale of other assets	140	(10)	(3)	–	58	127	(154)
Trust income	–	–	–	–	–	–	1,025
Derivatives income	(293)	(233)	(111)	154	20	(637)	154
Bank owned life insurance	422	389	360	380	379	1,171	1,126
SBA lending activities	1,150	1,096	1,086	425	882	3,332	3,181
Gain on sale of trust company	–	–	–	–	–	–	1,681
Other noninterest income	172	175	210	182	112	557	533
Total noninterest income	2,769	2,941	2,336	164	2,255	8,046	9,883
NONINTEREST EXPENSE							
Salaries and employee benefits	8,295	8,529	9,213	7,573	7,332	26,037	24,193
Occupancy	722	689	639	655	732	2,050	2,317
Equipment and software	842	753	739	783	747	2,334	2,034
Professional services	764	792	775	947	796	2,331	2,564
Postage, printing and supplies	32	29	48	30	55	109	136
Communications and data processing	796	662	675	772	566	2,133	1,904
Marketing and business development	243	233	226	224	211	702	486
FDIC premiums	(193)	175	235	157	154	217	405
Other noninterest expense	1,176	1,392	1,245	1,067	1,279	3,813	3,744
Total noninterest expense	12,677	13,254	13,795	12,208	11,872	39,726	37,783
INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	9,663	8,878	8,151	8,522	8,835	26,692	25,835
Provision for income taxes	2,094	1,869	1,711	1,039	1,837	5,674	5,268
NET INCOME FROM CONTINUING OPERATIONS	7,569	7,009	6,440	7,483	6,998	21,018	20,567
DISCONTINUED OPERATIONS							
Income (loss) from discontinued operations	$ –	$ 30,107	$ (1,417)	$ 1,796	$ (646)	$ 28,690	$ (1,153)
Provision (benefit) for income taxes	(617)	7,964	(354)	449	(161)	6,993	(288)
Net income (loss) from discontinued operations	617	22,143	(1,063)	1,347	(485)	21,697	(865)
NET INCOME	$ 8,186	$ 29,152	$ 5,377	$ 8,830	$ 6,513	$ 42,715	$ 19,702

[1]Discontinued operations have been reported retrospectively for all periods presented.

atlanticcapitalbank.com

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Non-GAAP Financial Measures

Atlantic Capital

(in thousands)	For the Years Ended December 31, 2018	2017	2016	2015
Net interest income reconciliation				
Net interest income - GAAP	$ 76,247	$ 62,832	$ 53,719	$ 38,946
Taxable equivalent adjustment	395	906	484	63
Net interest income - taxable equivalent	$ 76,642	$ 63,738	$ 54,203	$ 39,009
Taxable equivalent net interest margin reconciliation				
Net interest margin - GAAP - continuing operations	3.48%	3.03%	2.74%	2.75%
Impact of taxable equivalent adjustment	0.02%	0.04%	0.02%	0.01%
Net interest margin - taxable equivalent	3.50%	3.07%	2.76%	2.76%

	2019			2018		For the nine months ended September 30,	
(in thousands, except share and per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2019	2018
Taxable equivalent net interest income reconciliation							
Net interest income - GAAP	$ 19,984	$ 19,889	$ 20,424	$ 21,068	$ 19,297	$ 60,297	$ 55,179
Taxable equivalent adjustment	104	88	100	97	97	292	298
Net interest income - taxable equivalent	$ 20,088	$ 19,977	$ 20,524	$ 21,165	$ 19,394	$ 60,589	$ 55,477
Taxable equivalent net interest margin reconciliation - continuing operations							
Net interest margin - GAAP - continuing operations	3.51%	3.60%	3.72%	3.64%	3.46%	3.64%	3.44%
Impact of taxable equivalent adjustment	0.01%	0.01%	0.02%	0.02%	0.02%	0.02%	0.02%
Net interest margin - taxable equivalent - continuing operations	3.52%	3.61%	3.74%	3.66%	3.48%	3.66%	3.46%
Tangible book value per common share reconciliation							
Total shareholders' equity	$ 328,711	$ 336,715	$ 320,627	$ 323,653	$ 320,237	$ 328,711	$ 320,237
Intangible assets	(19,925)	(19,925)	(22,848)	(23,095)	(23,367)	(19,925)	(23,367)
Total tangible common equity	$ 308,786	$ 316,790	$ 297,779	$ 300,558	$ 296,870	$ 308,786	$ 296,870
Common shares outstanding	22,193,761	23,293,465	24,466,964	25,290,419	26,103,666	22,193,761	26,103,666
Book value per common share - GAAP	$ 14.81	$ 14.46	$ 13.10	$ 12.80	$ 12.27	$ 14.81	$ 12.27
Tangible book value	13.91	13.60	12.17	11.88	11.37	13.91	11.37

atlanticcapitalbank.com

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Financial Information from Discontinued Operations

Atlantic Capital®

Assets and Liabilities from Discontinued Operations *(in thousands)*	September 30, 2019	June 30, 2019	December 31, 2018
Cash	$ –	$ –	$ 4,234
Loans held for sale - discontinued operations	–	–	373,030
Premises held for sale - discontinued operations	–	–	7,722
Goodwill - discontinued operations	–	–	4,555
Other assets	–	–	1,405
Total assets	$ –	$ –	$ 390,946
Deposits to be assumed - discontinued operations	$ –	$ –	$ 585,429
Securities sold under agreements to repurchase - discontinued operations	–	–	6,220
Total liabilities	$ –	$ –	$ 591,649
Net liabilities	$ –	$ –	$ (200,703)

Components of Net Income (Loss) from Discontinued Operations	2019			2018		For the nine months ended September 30,	
(in thousands)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2019	2018
Net interest income	$ -	$ (39)	$ 3,125	$ 3,225	$ 3,266	$ 3,086	$ 10,915
Provision for loan losses	-	–	–	(3,097)	–	–	–
Net interest income after provision	-	(39)	3,125	6,322	3,266	3,086	10,915
Service charges	-	46	481	483	474	527	1,439
Mortgage income	-	–	288	320	315	288	982
Gain on sale of branches	-	34,475	–	–	–	34,475	–
Other income	-	(22)	21	47	22	(1)	76
Total noninterest income	-	34,499	790	850	811	35,289	2,497
Salaries and employee benefits	-	330	2,427	2,757	2,820	2,757	8,957
Occupancy	-	71	339	479	556	410	1,537
Equipment and software	-	8	123	158	217	131	621
Amortization of intangibles	-	–	247	271	296	247	958
Communications and data processing	-	197	389	440	381	586	1,089
Divestiture expense	-	3,646	1,449	825	–	5,095	–
Other noninterest expense	-	101	358	446	453	459	1,403
Total noninterest expense	-	4,353	5,332	5,376	4,723	9,685	14,565
Net income (loss) before provision for income taxes	-	30,107	(1,417)	1,796	(646)	28,690	(1,153)
Provision (benefit) for income taxes	(617)	7,964	(354)	449	(161)	6,993	(288)
Net income (loss) from discontinued operations	$ 617	$ 22,143	$ (1,063)	$ 1,347	$ (485)	$ 21,697	$ (865)

atlanticcapitalbank.com

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